August 2, 2018

THE DREYFUS/LAUREL FUNDS, INC.

-Dreyfus Core Equity Fund

Supplement to Summary Prospectus and Prospectus

The Board of Directors (the "Board") of The Dreyfus/Laurel Funds, Inc. previously approved an Agreement and Plan of Reorganization to allow Dreyfus Core Equity Fund (the "Fund") to transfer all of its assets in a tax-free reorganization to Dreyfus Worldwide Growth Fund (the "Acquiring Fund"), a series of Dreyfus Premier Worldwide Growth Fund, Inc. (the "Reorganization"), subject to approval by the Fund's shareholders.  The Board initially called a special meeting of shareholders of the Fund (the "Shareholder Meeting"), to be held on June 6, 2018, in order to vote on the Reorganization.  The Shareholder Meeting was adjourned until August 1, 2018 in order to solicit additional votes to approve the Reorganization.  However, at a meeting held on August 1, 2018 (the "Board Meeting"), the Board was advised that there were not sufficient shareholder votes to approve the Reorganization, although shareholders overwhelmingly voted "FOR" the Reorganization, with over 90% of shares voting in favor of the proposal.

At the Board Meeting, the Board considered various alternatives, including continuing to solicit votes necessary to consummate the proposed Reorganization, and determined that the proposed Reorganization continues to be in the best interests of the Fund and its shareholders.  Therefore, the Board set a new record date for shareholders to vote at, and called to reconvene, the Shareholder Meeting on Wednesday, October 31, 2018 (the "Reconvened Shareholder Meeting") at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., in order to vote on the Reorganization.

A revised Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the Reconvened Shareholder Meeting to Fund shareholders as of August 31, 2018 (the "New Record Date").  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.  Fund Shareholders of record as of April 3, 2018, the original record date, who voted at the Shareholder Meeting, as adjourned, and who continue to hold common stock of the Fund as of the New Record Date, do not need to take any further action with respect to this proposal if they do not want to change their vote.

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